                                                                   Exhibit 10(a)


                      FEDERAL HOME LOAN BANK OF CINCINNATI


                         PLEDGE AND SECURITY AGREEMENT
                         -----------------------------

                                (HYPOTHECATION)
                                ---------------


                                                                Cincinnati, Ohio
                                                                February 8, 2002


Huntington Preferred Capital, Inc. the principal place of business of which is located at 41 S. High Street, Columbus, Ohio 43287 (hereinafter called the "Owner"), in consideration of advances (as further defined in Section 1 below) or other financial accommodations heretofore or at anytime hereafter made or granted to The Huntington National Bank (hereinafter called the "Borrower") and any affiliate of Borrower or Owner by the FEDERAL HOME LOAN BANK OF CINCINNATI (hereinafter called the "Bank"), hereby pledges and grants a security interest in and collateral assignment of all of the Owner's assets or rights to the extent listed and defined in Section 2 below and hereunder, and in any Addendum hereto, now or hereafter acquired and all proceeds and products thereof, cash or non-cash to secure the payment of all such advances and all other indebtedness and liabilities of the Borrower to the Bank, now existing or hereafter arising, plus interest thereon and all costs of collection and legal expenses incurred by the Bank in collecting and/or enforcing any of such liabilities or realizing on the security given hereby (hereinafter collectively called the "Obligations").

         1. DESCRIPTION OF ADVANCES. Pursuant to the Federal Home Loan Bank Act of 1932, as amended, and all relevant rules and regulations in effect thereunder (hereinafter collectively the "Act"), the Bank makes available loans to its members and certain qualified non-member mortgagees (hereinafter referred to as "advances"), which advances shall be used by such members and their affiliates, for the purposes specified in the Act. The procedures and the form of application for such advances are specified within the "Advance Programs" in effect from time to time as adopted by the Board of Directors of the Bank as part of its "Credit Policy".

         2. SECURED PROPERTY LISTING AND DEFINITION. The following collateral shall be included in the Bank's security interest (as noted in the box by each category) and all of such items, together with such other collateral as may from time to time be specified in separate agreements between the Bank and the Owner (each such separate agreement hereinafter sometimes called an "Addendum"), or which are pledged to the Bank or in which the Bank takes a security interest or collateral assignment, if any, shall hereinafter collectively be called the "secured property":

                (a) [ ] Obligations of the United States of America, or obligations fully guaranteed by the United States of America, or other securities (whether certificated or uncertificated), investment property, financial assets, security entitlements, accounts or other equity or ownership interests in any corporation, partnership, limited liability company, trust or other entity, association or organization, including without limitation any affiliate which holds or may hold, directly or indirectly, assets of the Borrower or the Owner, which obligations or securities are approved by the Bank as eligible collateral security and delivered to the Bank's possession, or (at the Bank's sole discretion) are otherwise in the Bank's control or subject to an acceptable negative pledge, which obligations or securities are to be treated as secured property (hereunder or pursuant to other agreements with the Bank), and all replacements therefor and proceeds thereof (hereinafter called "Securities Collateral");

         (b) [ ] Specific one to four family residential mortgages and/or one to four family residential deeds of trust in favor of the Owner as mortgagee, and the notes or other instruments evidencing the indebtedness secured thereby, and complying with the requirements of the Act and all replacements therefor and proceeds thereof (hereinafter sometimes called "Specific Mortgage Collateral");

         (c) [X] 99% of the Owner's one to four family mortgage portfolio (i.e. each and every one to four family residential mortgage or one to four family residential deed of trust in favor of the Owner as mortgagee, and the notes or other instruments evidencing the indebtedness secured thereby, any participation or residual interest therein, complying with the requirements of the Act and meeting the requirements of Section 5(b) and 5(e) below whether now existing or hereafter acquired, and all replacements therefor and proceeds thereof (hereinafter sometimes called "Blanket One to Four Mortgage Collateral");

         (d) [ ] 99% of the Owner's multi-family mortgage portfolio (i.e., each and every five or more family residential mortgage or five or more residential deed of trust in favor of the Owner as mortgagee, and the notes or other instruments evidencing indebtedness secured thereby, or any participation or residual interest therein complying with the requirements of the Act and meeting the requirements of Sections 5(b) and 5(e) below) and all replacements therefor and proceeds thereof (hereinafter called the "Blanket Multi-Family Mortgage Collateral," and along with the interests of the Bank specified in Section 2(a) above, collectively called "Blanket Mortgage Collateral").

         3. EVIDENCE OF SECURED PROPERTY: MAINTENANCE OF COLLATERAL LEVEL. The Owner agrees to deliver to the Bank such evidence of its interest in the secured property and of availability of same for use as collateral pursuant hereto, in accordance with the Credit Policy and as the Bank may in good faith request. The Owner agrees that all secured property shall be subject to audit and verification by or on behalf of the Bank at the sole expense of the Owner. The Owner shall also permit the inspection of its books and records by or on behalf of the Bank. The Owner will at all times maintain, as minimum secured property hereunder, secured property having an aggregate collateral value acceptable to the Bank, which shall make such determination in good faith and in conformity with the requirements of Section 5(b) below, and if the Owner fails to do so, the Owner, upon the written request of the Bank, will immediately deposit additional collateral or agree to additional security interests satisfactory to the Bank.

         4. SECURITIES COLLATERAL. If item 2(a) above is included in the secured property, Securities Collateral shall be given to the Bank in aggregate principal amounts as required by the Bank, and such Securities Collateral (or custodial receipts for same acceptable to the Bank) shall be (a) if in certificated or other tangible form, deposited with the Bank, together with indorsements acceptable to the Bank, or (b) at the Bank's sole discretion, subject to an acceptable negative pledge. In said connection, the Bank will be deemed to be an entitlements holder of and in sole control, within the meaning of Article 8 of the Uniform Commercial Code, of any Securities Collateral, with full power to hold and dispose of same as financial assets under Article 8 of the Uniform Commercial Code (including, without limitation, full power to exercise voting rights and receive any income resulting from stock splits, stock dividends, cash dividends or otherwise), and the Owner agrees to take and/or consent to such further actions as the Bank may deem appropriate to take and maintain control over any Securities Collateral, including obtaining the agreement of the issuer of any Securities Collateral to comply with instructions originated by the Bank without further consent by the Owner and the agreement of any securities intermediary to comply with entitlement orders originated by the Bank without further consent by the Owner. The Bank, upon the occurrence and during the continuation of an event of default (should the Bank have not already accelerated the Obligations), may retain any interest or principal payments, or dividends or other distributions, collected by it as to such Securities Collateral and apply same against interest or principal of the Obligations in its sole discretion. In addition, the Owner agrees to keep and maintain all Securities Collateral free and clear of pledges, liens, participation interests and encumbrances, unless the Bank approves or is deemed to have approved, any such pledge, lien, participation interest or encumbrance, as provided in this Section 4. The Owner shall promptly give the Bank specific and detailed written notice of any security interest or participation in Securities Collateral taken by third party lenders, affiliates or others. If at the time of such notice, no outstanding advances by Bank to Borrower are secured either wholly or partially by collateral pledged by Owner and if the Bank does not reply in writing to such notice by Owner within thirty
(30) days following receipt of it, such security interest or participation of a third party lender or affiliate shall be deemed approved.

         5. MORTGAGE COLLATERAL. The Owner acknowledges that the Bank is permitting it to retain in its possession all Specific and Blanket Mortgage Collateral (together or separately the "Mortgage Collateral") for purposes of servicing, collection and foreclosure, and the Owner acknowledges that the Owner, Borrower or other Bank approved third party will hold such Mortgage Collateral, and all proceeds and payments therefrom, in trust as the Bank's security and for the benefit and subject to the direction and control of the Bank, and upon the following additional terms and conditions:

                (a) At the Bank's request and sole option, the Owner shall immediately deliver to the Bank an Assignment of each item of Mortgage Collateral in the Bank's form for the same. Further, at the Bank's request and sole option, the Owner will physically deliver to the Bank all documentation as to Mortgage Collateral (including, without limitation, any participation certificates or other evidence thereof) and/or endorse in favor of the Bank all or any portion of same. Except as authorized by the Bank, the Owner shall not withdraw any Specific Mortgage Collateral prior to its payment in full of all Obligations. The Owner shall promptly notify the Bank in writing (i) whenever principal payments in excess of ten percent (10%) of the remaining unpaid balance are made on any item of Specific Mortgage Collateral, (ii) whenever any item of Specific Mortgage Collateral is paid off in full or involved in any foreclosure action, and/or (iii) whenever any building on property serving as Specific Mortgage Collateral is damaged by casualty or otherwise in excess of twenty-five percent (25%) of its appraised value (if the Owner does not reasonably believe that such building can be promptly repaired). Such written notice shall not initially be required where an Owner's Blanket Mortgage Collateral provides collateral for the Obligations (i.e., if Sections 2(c) or 2(d) above has been utilized by the Borrower).

                (b) The aggregate of the (i) market value of Securities Collateral and (ii) principal balances due under Securities Collateral and/or Mortgage Collateral shall be maintained at all times by the Borrower and Owner in amounts as required by the Credit Policy.

                (c) Upon written direction from the Bank, the Owner shall deposit all collections from Mortgage Collateral in a separate bank account designated as required by the Bank as a source of which to withdraw interest and principal payments on the Obligations.

                (d) Unless and until otherwise directed in writing by the Bank after the occurrence of an event of default and only during the continuation of such event of default (should the Bank have not accelerated the maturity of the Obligation involved), the Owner shall have the right to make and retain all collections from time to time coming due on Mortgage Collateral, to execute and deliver satisfactions of or releases of such Mortgage Collateral paid in full, and to take all necessary legal action to enforce collection of delinquent payments, including foreclosure, without disclosing this security arrangement and trust, and to use all collections so made by the Owner in its ordinary course of business.

                (e)(i) The Owner agrees to keep and maintain all Mortgage Collateral free and clear of pledges, liens, participation interests and encumbrances, unless the Bank approves or is deemed to have approved, any such pledge, lien, participation interest or encumbrance, as provided in this Section 5(e)(i). The Owner shall promptly give the Bank specific and detailed written notice of any security interest or participation in Mortgage Collateral taken by third party lenders, affiliates or others. If at the time of such notice, no outstanding advances by Bank to Borrower are secured either wholly or partially by collateral pledged by Owner and if the Bank does not reply in writing to such notice by Owner within thirty (30) days following receipt of it, such security interest or participation of a third party lender or affiliate shall be deemed approved.

                   (ii) Whenever it is commercially reasonable, the Owner shall obtain the Bank's written approval prior to the actual sale or transfer of (or the granting of any participation in) Mortgage Collateral. However, in case of pledge of the Blanket Mortgage Collateral (i.e. notation by the Owner of Sections 2(c) or 2(d) above) and if the Bank has not yet demanded or acquired physical possession of documentation related to such Mortgage Collateral, and when it is not commercially reasonable to obtain a release of such Mortgage Collateral prior to the sale or transfer of mortgages, then the Owner is not required to comply with this subsection 5(e)(ii) of the Agreement, provided, the Owner or Borrower submits to the Bank within ten (10) business days after the contractual sale or transfer date, or any earlier sale or transfer date, a properly executed original Notice and Release Request in which the Owner and Borrower warrant to the Bank that their aggregate pledged mortgage portfolios equal in book value at least that percentage of outstanding advances required by the Credit Policy still remain unsold and not participated in or encumbered by others.

                (f) The buildings located on each mortgaged property constituting Mortgage Collateral shall be covered by all risk hazard insurance and by insurance against all other risks customary and generally required by mortgage lenders in the area in which the mortgaged property is located for the type of mortgage loan involved in an amount not less than the unpaid balance due the Owner by its customer on each such item of Mortgage Collateral. The Owner will cause such insurance policies to include the Owner and its "successors and assigns" as loss payee under a standard mortgage endorsement to evidence the Bank's mortgagee/assignee interest therein and, if the Bank so requires, to give the Bank ten (10) days prior notice of any policy cancellation. At the Bank's demand, the Owner shall physically deliver to the Bank any such insurance policies. The Bank may cause any secured property to be insured if the Owner fails to do so, and any such expense shall be an additional Obligation hereunder.

6.   WARRANTIES AND FURTHER COVENANTS.
     --------------------------------

                (a) Owner hereby represents and warrants that the Owner is the true and lawful owner of all the secured property free and clear of all claims, liens, encumbrances, rights of set-off, mortgages and security interests of any nature whatsoever (except this security interest and as may be further specified below) and Owner covenants that it shall defend the Securities Collateral and/or the Mortgage Collateral against the claims and demands of all persons.

                (b) Owner hereby represents and warrants that (i) the existence of all necessary power to enter into and execute this Agreement, (ii) this Agreement is not in violation of its Articles, Charter, Regulations or By-Laws, or of any federal, state or local laws or administrative or judicial rulings,
(iii) no consent or approval of any securities exchange is necessary for the valid pledge of Securities Collateral under this Agreement, and (iv) this Agreement is enforceable in accordance with its terms.

                (c) Owner hereby warrants and represents that Owner is an "affiliate" of Borrower as such term is used under the Act and that Borrower is a member of the Bank.

                (d) Owner hereby represents and warrants that its activities involve solely the holding of (i) stock or other ownership interests in another affiliate of Borrower, and/or (ii) securities of Borrower, whether or not such securities would constitute Securities Collateral hereunder, and/or (iii) promissory notes evidencing indebtedness incurred for consumer or commercial purposes and primarily secured by mortgages of real property, whether or not such mortgages qualify as Mortgage Collateral hereunder.

                (e) Owner hereby represents and warrants that to the best of its knowledge the secured property, including any property subject to the lien of any Mortgage Collateral, is free from any and all environmental hazards. Owner shall indemnify Bank, hold Bank harmless, and, at the option of Bank, defend Bank with counsel satisfactory to Bank, from all liabilities, costs, damages, claims or expenses (including attorneys' fees and environmental consultants' fees), suffered, paid or incurred by Bank resulting from or arising out of any requirement under ally applicable federal, state or local law, statute, regulation, order, judgment or decree requiring that any release of a hazardous material, solid waste, pollutant or contaminant at any of the secured property be remedied, cleaned up or lawfully disposed of.

                (f) Owner hereby represents and warrants to Bank, and agrees with Bank, that to the extent that Owner has acquired secured property from Borrower that Borrower has previously pledged to the Bank under a BLANKET AGREEMENT FOR ADVANCES AND SECURITY AGREEMENT (the "Blanket Agreement"), Owner takes such secured property subject to such pledge, Owner agrees to assume and agrees to perform all obligations of Owner with respect to such secured property under such Blanket Agreement, and Owner agrees that the Bank shall have and shall continue to have rights in and to such secured property under such Blanket Agreement as if the transfer of such secured property to Owner had not occurred.

                (g) Except as permitted under Section 5(e) above, the Owner hereby agrees that it shall not (i) sell, offer to sell or otherwise transfer the secured property, or pledge, mortgage or create, or suffer to exist a security interest claim, lien, encumbrance, right of set-off or other security interest or collateral assignment of any kind whatsoever in the secured property or the proceeds or products thereof in favor of any person other than the Bank without prior written consent of the Bank, or

(ii) transfer physical possession of notes and mortgages constituting Mortgage Collateral hereunder to any third party or affiliate without the prior written consent of the Bank.

                (h) Owner hereby agrees to execute and deliver financing statements under the Uniform Commercial Code, and statements or amendments thereof or supplements thereto, recordable Assignments of Mortgage Collateral, and such other instruments as the Bank may from time to time require in order to evidence, perfect, secure, preserve, protect and enforce the security interest hereby granted. The Bank is hereby irrevocably appointed as Attorney-In-Fact for the Owner in all matters pertaining to all such perfection, preservation, protection and enforcement and evidencing same hereunder.

                (i) All taxes, assessments and governmental charges levied or assessed or imposed upon or with respect to the secured property, including any property subject to the lien or any Mortgage Collateral, shall be paid and if Owner or Borrower fails to promptly pay such taxes, assessments or governmental charges, Bank may (but shall not be required to) pay the same and any such expense shall be an additional Obligation hereunder.

                (j) Owner will notify Bank promptly in writing of any change in the location of its principal place of business or jurisdiction of incorporation, organization or formation. Owner shall promptly inform Bank of any change in location of any of the secured property from the Owner's principal place of business or otherwise. Owner shall promptly respond to any inquiry by Bank concerning the location of Owner's principal place of business, jurisdiction of incorporation, organization or formation or the location of any of the secured property.

         7. EVENTS OF DEFAULT: ACCELERATION. Any one or more of the following shall constitute events of default hereunder: (a) any event of default by Borrower under the Blanket Agreement currently in force between Borrower and the Bank; (b) the making by the Owner of any misrepresentation to the Bank hereunder or otherwise; (c) failure of the Owner after request by the Bank to furnish promptly financial information or to permit promptly the inspection of books or records; (d) failure of Owner to perform or observe any of the provisions of this Agreement or of any other instrument pertaining to the Obligations or secured property (subject to a ten (10) day cure period after written notice from the Bank is received by the Owner); (e) issuance of an injunction or attachment against property of the Owner which the Bank in good faith considers materially adverse to such Owner's financial condition; (f) appointment of a receiver or liquidator of any part of the property of the Owner, or if the management of Owner is assumed by any supervisory authority; (g) the commencement by or against the Owner of any proceeding under any bankruptcy, arrangement, reorganization, insolvency or similar law for the relief of debtors; (h) termination for any reason of Owner's status as an affiliate of the Borrower or in Borrower's status as a member of the Bank; (i) the occurrence of such a change in the condition or affairs (financial or otherwise) of the Owner, as in the good faith opinion of the Bank impairs the Bank's security or increases its risk; or (j) if the Bank in good faith deems itself insecure. Upon occurrence of any of the events of default and failure by the Owner to cure within the applicable cure period, if any, any or all of the Obligations shall, at the option of the Bank and notwithstanding any time or credit allowed by any instrument evidencing or document relating to the Obligations, be immediately due and payable without notice or demand (except for the events of default noted in Subsections (i) and (j) above, for which the Bank must give written notice to the Borrower). The Bank may then, without first resorting to any other property securing the Obligations from other parties (including, without limitation, property provided by Borrower or by other affiliates of Borrower or Owner), exercise any one or more of the rights and remedies granted pursuant to this Agreement and/or the Credit Policy and also exercise any or all of the rights and remedies afforded to a secured party under the Uniform Commercial Code as enacted in Ohio or the Owner's state of operation or to the Bank under the Act. Upon repossession or recovery of the secured property by the Bank, it may, after reasonable written notification to the Owner, sell the secured property at public or private sale, at which sale the Bank may become the purchaser. The proceeds of sale of the secured property shall be applied to the Obligations in such manner and order of priority as the Bank may determine. Pending any such action, the Bank may liquidate the secured property and/or continue to use and exercise rights of ownership pertaining to the secured property. Owner does hereby make, constitute and appoint Bank as its true and lawful attorney-in-fact to deal with the secured property and, in the Owner's name and stead to sell, assign, collect, compromise, settle and release of record any portion of the secured property as fully as Owner could do if acting for itself. The Owner hereby agrees to waive all claims for damages by reason of any seizure, repossession, retention, use or sale of said secured property. The requirement of reasonable notice, if necessary, shall be met if such notice is mailed, postage prepaid, to the first of the places of business of the Owner shown in this Agreement at least ten (10) days before the time of the sale or other disposition. While exercising its rights as a secured party hereunder, including use and receipt of benefits from the secured property, and provided the Bank's actions are commercially reasonable under the circumstances or do not constitute negligence or willful misconduct, the Bank shall not be liable in any fashion to the Owner or any third party (including without limitation Owner's customers or shareholders) for any damages arising from such use, or any obligations, duties or liabilities of the Owner in connection therewith (including without limitation Owner's contracts, agreements, guarantees, commitments or warranties). Each of the rights, powers and remedies provided herein or now or hereafter existing at law or in equity or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or hereafter existing at law or in equity or otherwise. The exercise of any such rights, powers or remedies shall not preclude the simultaneous or later exercise of any or all other such rights, powers or remedies.

         8. WAIVERS: CONTINUED LIABILITY. The Bank shall not be deemed to have waived any of its rights in this Agreement or to the secured property unless such waiver is in writing and signed by the Bank and such waiver shall not operate as a waiver of any other default or of the same default on a subsequent occasion. No renewal or extension of time of payment of the Obligations at any rate of interest, no release, surrender, exchange or modification of the secured property, no release (including but not limited to an adjudication in bankruptcy) of any person primarily or secondarily liable on the Obligations (including any maker, endorser, guarantor or surety), no delay in enforcement of payment of the Obligations and no delay, omission or forbearance in exercising any right or power with respect to the Obligations, the secured property, or this Agreement shall affect the liability of the Owner to the Bank. The Owner authorizes and ratifies any payment of any part of the Obligations by the Borrower to the same extent as if made by the Owner, and agrees, consents to and confirms that any extension of any Statute of Limitations resulting from such payments and affecting enforcement or collection of the Obligations, or of the liabilities of the Owner under this Agreement, shall to the same degree also extend any Statute of Limitations affecting enforcement and collection of the liabilities under this Agreement as to the Owner. The Bank's security interest in the secured property shall continue in effect notwithstanding that from time to time no Obligations may exist. Owner hereby waives any and all notice of the acceptance of this Agreement or the creation, accrual, or maturity of any and all of the Obligations or of any and all renewals or extensions from time to time of the Obligations.

         9. DURATION. The term of this Agreement shall commence with the date hereof and end on the termination date, which is the date when the Borrower has paid in full all of the

Obligations secured hereby, and either: (i) the Bank gives written notice to the Borrower or Owner that no further advances are to be made hereunder, (ii) the Borrower gives written notice to the Bank that it does not intend to apply for further advances, or (iii) the Owner gives written notice to the Bank that it does not intend to pledge or grant a security interest in Owner's assets to secure the payment of any further advances to Borrower. Until such termination, this Agreement shall be a continuing one, and after such termination any liabilities hereunder of the Owner to the Bank not satisfied prior to such termination shall survive and remain in full force and effect until satisfied.

         10. ATTORNEY-IN-FACT. Owner hereby appoints the Bank its irrevocable attorney-in-fact, with full power of substitution, in its name or otherwise, but at the Owner's sole cost and expense (i) to transfer any shares of stock or Securities Collateral hereby or otherwise secured to Bank into the name of the Bank or its designee or assignee, (ii) to endorse on behalf of the Owner any promissory notes or other instruments delivered by the Owner to the Bank, (iii) to execute and/or record such documents and instruments as the Bank, in its sole judgment, deems necessary or appropriate to further evidence or perfect or affect a transfer of the security interest granted to the Bank herein or otherwise, and (iv) to record this Agreement as a power of attorney where the Bank deems appropriate.

         11. NOTICE. (a) Any written notice, approval, or direction provided for in this Agreement to be given by the Bank to the Owner shall include and be satisfied by notice given to the Owner by: (i) hand delivery, regular first class mail, or any other form of physical delivery, or (ii) facsimile, whether or not receipt of such facsimile is confirmed with the Owner or a follow-up hard copy is mailed or otherwise physically delivered to the Owner, and (b) any written notice provided for in this Agreement to be given by the Owner to the Bank shall only include and be satisfied by notice given to the Bank by: (i) registered or certified mail (postage prepaid, return receipt requested) or some other form of delivery whereby receipt is confirmed, or (ii) facsimile, but only if receipt by the Bank is confirmed by the Owner and a follow-up hard copy is delivered to the Bank by the means specified in subsection (b)(i) of this
Section 11.

         12. GENERAL. All rights and liabilities hereunder shall be governed and limited by and construed in accordance with the Act and the laws of the State of Ohio (matters related to eligibility for advances and the rate of interest assessed by the Bank on advances or other Obligations shall be governed solely by the Act). This Agreement shall inure to the benefit and bind the Bank and the Owner and their respective successors and assigns. Any provision hereof which may prove limited or unenforceable under any laws or judicial rulings shall not affect the validity or enforcement of the remainder of the provision or of any other provision.

FEDERAL HOME LOAN BANK                  OWNER:
  OF CINCINNATI


By  /s/ Andrew S. Howell                Huntington Preferred Capital, Inc.
   ---------------------                ---------------------------------------
   Andrew S. Howell                     (Name of Owner)
   Senior Vice President

By /s/ David Eastland                   By /s/ Beth Russell
   ---------------------                   ------------------------------------
  its  David Eastland                      [Signature of Officer Authorized
       Vice President                         By Board to Execute
                                              This Agreement]
       2-14-02                          Beth Russell
                                        Executive Vice President, HBI
                                        ---------------------------------------
                                        Type Name of Authorized Officer
                                        and Title

                                        And /s/ Mae K. Hill
                                        ---------------------------------------
                                           [Signature of Officer Authorized
                                              By Board to Execute
                                              This Agreement]
                                        Mae Hill
                                        Senior Vice President HNB
                                        ---------------------------------------
                                        Type Name of Authorized Officer and
                                        Title

Witnesses to Signature of
Owners's Officers:                      [IMPRESS CORPORATE SEAL HERE)


/s/ [ILLEGIBLE]                               NO SEAL
---------------------------


/s/ [ILLEGIBLE]
---------------------------

STATE OF OHIO           )
                        ) SS:
COUNTY OF FRANKLIN      )

         On this 12th day of February 2002, before me appeared Beth Russell, to me personally known, who being by me duly sworn, did say that he or she is Executive Vice President of the above-named Borrower, a national banking association; that said instrument was signed on behalf of said Owner, a Corporation by authority of its Board of Directors; and said Executive Vice President acknowledged said instrument to be the free act and deed of said Corporation and his or her free act and deed as such officer, for the uses and purposes in said instrument mentioned.


                                           /s/ Jean L. Price
My commission expires: November 3, 2004    ------------------------------------

                                           Notary Public, Jean L. Price
                                           County, State: Franklin County, Ohio



[IMPRESS NOTARY SEAL HERE]

[STATE OF OHIO SEAL]

JEAN L. PRICE
NOTARY PUBLIC, STATE OF OHIO
My Commission Expires NOV. 3, 2004

                                    MEMBER ACKNOWLEDGMENT



                                    The Huntington National Bank
                                    --------------------------------------------
                                    (Name of Borrower)


                                    By /s/ Beth Russell
                                       -----------------------------------------

                                            to Execute This Agreement]

                                    Beth Russell
                                    Executive Vice President
                                    --------------------------------------------
                                    Type Name of Authorized Officer and Title


                                    And /s/ Mae K. Hill
                                        ----------------------------------------

                                          to Execute This Agreement]

                                    Mae Hill
                                    Senior Vice President
                                    --------------------------------------------
                                    Type Name of Authorized Officer and Title


Witnesses to Signature of
Borrower's Officers                 [IMPRESS SEAL HERE]


/s/ [ILLEGIBLE]
---------------------------


/s/ [ILLEGIBLE]
---------------------------

STATE OF OHIO           )
                        ) SS:
COUNTY OF FRANKLIN      )

         On this 12th day of February 2002, before me appeared Beth Russell, to me personally known, who being by me duly sworn, did say that he or she is Executive Vice President of the above-named Borrower, a national banking association; that the seal affixed to the foregoing instrument is the seal of said national banking association; that said instrument was signed and sealed on behalf of said national banking association by authority of its Board of Directors; and said Executive Vice President acknowledged said instrument to be the free act and deed of said national banking association and his or her free act and deed as such officer, for the uses and purposes in said instrument mentioned.



                                           /s/ Jean L. Price
My commission expires: November 3, 2004    ------------------------------------

                                           Notary Public, Jean L. Price
                                           County, State: Franklin County, Ohio



[IMPRESS NOTARY SEAL HERE]

[STATE OF OHIO SEAL]

JEAN L. PRICE
NOTARY PUBLIC, STATE OF OHIO
My Commission Expires NOV. 3, 2004



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